Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Refinitiv US PME LLC, Refinitiv US LLC, LSEGA, Inc., Refinitiv TW Holdings Ltd., Refinitiv Parent Limited, London Stock Exchange Group plc. and LSEG US Holdco, Inc. on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to the securities of Tradeweb Markets Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 3rd day of January 2024.

REFINITIV US PME LLC

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact

REFINITIV US LLC

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact

LSEGA, INC.

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact

REFINITIV TW HOLDINGS LTD.

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact

REFINITIV PARENT LIMITED

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact

LONDON STOCK EXCHANGE GROUP PLC

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact

LSEG US HOLDCO, INC.

By:	/s/ Teresa Hogan
Teresa Hogan, as Attorney-in-Fact